SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

EVERCEL, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:_____________________________
	(2)	Aggregate number of securities to which transaction applies:____________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________

	(4)	Proposed maximum aggregate value of transaction: ___________________________
	(5)	Total Fee paid:_______________________________
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:______________________
	(2)	Form, Schedule or Registration Statement No. ___________________________
	(3)	Filing Party:_________________________________
	(4)	Date Filed:__________________________________

EVERCEL, INC.
2 Lee Mac Avenue, Danbury, CT 06813
203-825-3900

NOTICE OF ANNUAL SHAREHOLDERS' MEETING
TO BE HELD JUNE 13, 2001

TO THE SHAREHOLDERS OF EVERCEL, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Shareholders' Meeting of Evercel, Inc. (the "Company"), will be held at the company's headquarters located at 2 Lee Mac Avenue, Danbury, Connecticut on June 13, 2001 at 10:00 a.m. Eastern Time for the following purposes:

1.	To elect three directors to serve for a two-year term and until their successors are duly elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting.

          Shareholders of record at the close of business on May 11, 2001 are entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed Proxy as promptly as possible in order to save the Company further solicitation expense. There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS

DANIEL J. SAMELA
CORPORATE SECRETARY

Danbury, Connecticut
May 11, 2001

 EVERCEL, INC.
2 Lee Mac Avenue
Danbury, CT 06813
203-825-3900

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 13, 2001

          This Proxy Statement is furnished to the shareholders of Evercel, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on June 13, 2001 at the Company's headquarters located at 2 Lee Mac Avenue, Danbury, Connecticut on June 13, 2001 at 10:00 a.m. Eastern Time. The Company is a Delaware corporation.

          The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is May 12, 2001.

VOTING

General

          The securities which can be voted at the Annual Meeting consist of (i) shares of Common Stock, with each share entitling its owner to one vote on each matter submitted to the shareholders; and (ii) shares of Series A Cumulative Convertible Preferred Stock of the Company ("Series A Preferred Stock"), with each share entitling its owner to 3.64 votes on each matter submitted to the shareholders. The record date for determining the holders of Common Stock and Preferred Stock who are entitled to notice of and to vote at the Annual Meeting is May 11, 2001. On the record date, 10,453,770 shares of Common Stock and 190,500 shares of Preferred Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

          The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and Preferred Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a plurality of the votes represented in person or by proxy at the Annual Meeting is required to elect directors.

Voting by Proxy

          In voting by proxy with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Shareholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by shareholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted FOR the election of the directors nominated by the Board. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

          Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

          In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and Preferred Stock as of December 31, 2000 by each person or group that is known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, each director of the Company, each of the executive officers named under the heading "Executive Compensation" below and all directors and executive officers of the Company as a group (10 persons). This information is based upon information received from or on behalf of the named individuals.

Name	Number of Shares	Percentage of Shares

Warren D. Bagatelle(1) c/o Loeb Investors Co. LXXV 61 Broadway New York, NY 10006	715,372	9.6%

James D. Gerson(2) c/o Fahnestock and Co. 780 3rd Avenue New York, NY 10017	749,303	9.9%

Thomas L. Kempner(1) c/o Loeb Investors Co. LXXV 61 Broadway New York, NY 10006	529,216	7.1%

Loeb Investors Co. LXXV(1) 61 Broadway New York, NY 10006	528,216	7.1%

Jerry D. Leitman(3)	266,666	3.5%
Robert L. Kanode(4)	58,764	*
William A. Lawson	52,220	*
Allen Charkey(5)	49,999	*
John H. Gutfreund(6)	17,273	*
Robert Gable(7)	14,000	*
Daniel J. Samela	-	*
U.S. Trust Company of New York 114 West 47th Street New York, NY	695,350	9.4%

All directors and executive officers as a group (10 Persons)	1,924,597	24.4%

*   Less than one percent.
(1)

Messrs. Bagatelle and Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own the shares of Loeb Investors Co. LXXV. Each of Mr. Kempner and Mr. Bagatelle is each a member of a group, as that term is used in Section 13(d) of the Securities and Exchange Act of 1934, as amended, which group, in the aggregate, owns 528,216 shares of common stock. In addition, each of Messrs. Bagatelle and Kempner beneficially owns 1,000 shares which may be issued upon exercise of options.

(2)

Mr. Gerson's shareholdings include 71,078 shares held by his wife as custodian for two children (of which 22,545 shares are issuable upon conversion of Series A Preferred Stock and exercise of related warrants). Also includes 21,064 shares held by a private foundation, of which Mr. Gerson is President and a Director. Mr. Gerson disclaims beneficial ownership of the securities held by his wife and of the private foundation. In addition, 122,545 shares (of which 22,545 are issuable upon conversion of Series A Preferred Stock and exercise of related warrants) are held by a company in which Mr. Gerson is Chairman. Mr. Gerson's other holdings also include 90,182 shares issuable upon conversion of Series A Preferred Stock and exercise of related warrants and 1,000 shares which may be issued upon exercise of options.

(3)	Includes 166,666 shares which may be acquired upon exercise of options.
(4)	Includes 50,000 shares which may be issued upon exercise of options and 6,764 shares which may be issued upon conversion of Series A Preferred Stock and exercise of related warrants.
(5)	Represents shares which may be issued upon exercise of options.
(6)	Represents 11,273 shares which may be issued upon conversion of Series A Preferred Stock and related warrants and 6,000 shares which may be issued upon exercise of options.
(7)	Represents 8,000 shares held by his wife as to which he disclaims beneficial interest and 6,000 shares which may be issued upon exercise of options.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          The Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons owning more than 10% of a class of the Company's stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").

          The above information is to the Company's knowledge, based solely on a review of copies of reports furnished to the Company and representations of certain officers, directors and shareholders owning more than 10% of the Company's Common Stock

PROPOSAL NO. 1
ELECTION OF DIRECTORS

          Three directors are to be elected at the Annual Meeting, each to hold office for a three-year term and until a successor is elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as directors of the three persons named below as nominees. All of the nominees are at present directors of the Company. If any nominee declines or is unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE THREE NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

          The following table sets forth certain information for each nominee for election as a director, each director who is continuing in office and an executive officer of the Company.

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

DIRECTORS NOMINATED FOR ELECTION:

James D. Gerson	57	James D. Gerson has been a Vice President of Fahnestock & Co., Inc., a financial services company, since March 1993. Mr. Gerson also serves as a director of Ag Services of America, Inc., a company distributing and financing farm inputs; American Power Conversion Corp., a producer of uninterruptible power supplies; and FuelCell Energy, Inc. ("FuelCell").	1998

Robert Gable	70	Mr. Gable was Chairman of the Board and Chief Executive Officer of Unitrode Corporation, a manufacturer of power source and battery control technology, between 1990 and 1998. Mr. Gable also serves as a director of New England Business Services Inc. and IBIS Technology Corporation.	1999

Warren Bagatelle	62	Warren D. Bagatelle has been a Managing Director of Loeb Partners Corporation, a financial services company, since 1988. Mr. Bagatelle is a general partner of Loeb Investors Co. LXXV, an investment company and an affiliate of Loeb Partners Corporation, since 1988. Mr. Bagatelle also serves on the FuelCell Board of Directors.	1998

DIRECTORS WHO WILL CONTINUE IN OFFICE:

Jerry D. Leitman	57	Jerry D. Leitman has been President and Chief Executive Officer and a director of FuelCell since August 1997. Mr. Leitman was previously President of ABB, Asea Brown Boveri's global air pollution control businesses from 1992 to 1995. Prior to joining ABB, Mr. Leitman was Group Executive Vice President of FLAKT AB, a Swedish multinational, responsible for FLAKT's worldwide industrial businesses from 1989 to 1992. Mr. Leitman is also a Director and a member of the Audit Committee of Esterline Technologies, Inc., a manufacturer serving the aerospace and defense markets.	1998

Thomas L. Kempner	73

Thomas L. Kempner has been Chairman and Chief Executive Officer of Loeb Partners Corporation since 1979 and a general partner of Loeb Investors Co. LXXV, an affiliate of Loeb Partners Corporation and an investment partnership. Mr. Kempner is a director of Alcide Corporation, an agricultural products company; IGENE Biotechnology, Inc, a microbiology products company; Intermagnetics General Corporation, CCC Information Services Group, Inc., a claims management company; Insight Communications Company, Inc., a cable television systems company; and Roper Starch Worldwide, Inc. and director emeritus of Northwest Airlines, Inc. Mr. Kempner is a director of FuelCell and was Chairman of the Board of Directors from March, 1992 to August, 1997.

			1998

William A. Lawson	67	William A. Lawson has been President since 1987 of W.A. Lawson Associates, an industrial and financial consulting firm. Mr. Lawson has been Chairman of the Board of Directors of Newcor, Inc., a manufacturer of motor vehicle parts, since March 1991. Mr. Lawson was Chairman and Chief Executive Officer of Bernal International Inc. (formerly Atlantic Eagle, Inc.), a manufacturer of industrial marketing equipment, from 1997 to 1999. Mr. Lawson also serves on the Board of Directors of FuelCell.	1998

John H. Gutfreund	71

Mr. Gutfreund is the former Chairman and Chief Executive Officer of Salomon Brothers Inc. and former Vice Chairman of the New York Stock Exchange. He is President of Gutfreund & Company, Inc., an investment banking and consulting firm. He is also a director of AMBI, Inc., a manufacturer of nutrition products; Ascent Assurance, Inc., an insurance holding company; Baldwin Piano & Organ Company, Inc., a musical instruments company; Foamex International, Inc., a manufacturer of plastic foam products; LCA-Vision, Inc., a provider of services to outpatient eye surgery facilities; and Universal Bond Fund.

			2000

Robert L. Kanode	51	Mr. Kanode has been the President and Chief Executive Office of the Company since April 1999. Prior to joining the Company, Mr. Kanode served as President of Varta Batteries North America, a battery manufacturer, from 1995 to 1999. Mr. Kanode also held numerous positions with IBM, including the IBM ThinkPad team and other permanent and consulting positions focused on electronic manufacturing and operations.	1999

Allen Charkey	59	Mr. Charkey has been Executive Vice President and Chief Technology Officer since October 1998. He joined FuelCell in 1970 and held various positions at FuelCell and was Vice President of the Battery Group from January 1997 until October 1998. Prior to joining FuelCell, Mr. Charkey was employed by Yardney Electric Corporation, a battery manufacturer, from 1963 to 1970 as a battery scientist.	1999

          The terms of Messrs. Leitman, Charkey, Kanode and Gutfreund will expire in 2002, and the terms of Messrs. Kempner and Lawson will expire in 2003.

Committees and Meetings of the Board of Directors

          The Board of Directors held eight meetings during the year ended December 31, 2000. All directors attended at least 75% of the meetings of the Board of Directors and Board committees of which they were members during 2000.

Executive Committee

          The Company has an Executive Committee consisting of Messrs. Gutfreund (Chairman), Gable, Gerson, and Kempner. The Executive Committee had five meetings in 2000. The function of the Executive Committee is to assist the management in projects that benefit from the expertise of the Board of Directors without having to convene the entire Board.

Audit Committee

          The Company has an Audit Committee consisting of Messrs. Bagatelle (Chairman), Gerson and Lawson. The Board of Directors of the Company has adopted a written charter for the Audit Committee. The Audit Committee had four meetings in 2000 and has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as auditors, discussing the scope of the auditors' examination and reviewing annual financial statements. The Audit Committee has discussed and reviewed the audited financial statements with management. In addition, the Audit Committee has received the written disclosures and letter from KPMG LLP required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP their independence. Based on these factors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K. The members of the Audit Committee are independent (as defined by the NASD listing standards).

Audit Committee

Warren Bagatelle
James Gerson
William Lawson

Compensation Committee

          The Company has a Compensation Committee consisting of Messrs. Lawson (Chairman), Gutfreund and Gerson. The Compensation Committee had four meetings in 2000. The functions of the Compensation Committee are to review, approve and recommend to the Board of Directors the terms and conditions of incentive bonus plans applicable to corporate officers and key management personnel, to review and approve the annual salary of the chief executive officer, and to administer the Evercel, Inc. 1998 Equity Incentive Plan (the "1998 Plan").

Director Compensation

          Beginning in April 2000, each outside board member received $10,000 per annum and a one-time grant of 4,000 nonqualified stock options. The stock option are granted pursuant to the Company's 1998 Plan. The option exercise price is the fair market value as of the grant date and are exercisable commencing one year after grant at the rate of 25% of such shares in each succeeding year and have restrictions as to transferability. An additional $4,000 per annum is paid to the Chairman and $2,000 per annum is paid to each member of the Compensation and Audit Committees.

EXECUTIVE COMPENSATION

          The table below sets forth information concerning the compensation we paid to our chief executive officer and the other executive officer whose salary and bonus exceeded $100,000 in 2000.

Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)

Robert L. Kanode(1) President and Chief Executive Officer	2000 1999	$272,984 187,512	$75,000 20,000	- 200,000	$6,603(3) 1,154(3)

Allen Charkey(2) Executive Vice President and Chief Technology Officer	2000 1999 1998	150,020 150,000 122,512	15,000 25,500 18,000	- - 66,666	2,181(3) - 5,850(3)

_______________________

(1)	Mr. Kanode joined us as President and Chief Executive Officer on April 5, 1999.

(2)	Includes compensation received as an employee of FuelCell Energy, Inc. prior to February 16, 1999.

(3)

Represents employer contributions to qualified pension plans. In November 1999 we adopted a Section 401 (k) Plan. Prior to the spin-off, Mr. Charkey received benefits from the FuelCell Defined Contribution Pension Plan and employer contributions to the FuelCell Section 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR

          There were no options granted in the year ended December 31, 2000 to the executive officers named in the Compensation Table above.

2000 YEAR-END OPTION VALUES

          The following table contains information about the aggregate value of the unexercised options for our common stock that were held at the end of 2000 by the executive officers named in the Compensation Table above. These officers exercised no options in 2000.

	Number of Securities Underlying Unexercised Options at Year End		Value of Unexercised In-the-Money Options at Year End

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert L. Kanode	50,000	150,000	$ 306,250	$ 918,750
Allen Charkey	49,999	16,667	302,244	102,086

EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

          The Company has entered into an employment agreement with Robert L. Kanode, President and Chief Executive Officer. Pursuant to the agreement, Mr. Kanode receives a minimum annual salary of $250,000 and a bonus of up to 40% of his annual salary based on performance objectives established by the Compensation Committee of the Board of Directors. Mr. Kanode will receive continued salary and benefits for a period of one year if his employment is terminated without cause. Mr. Kanode also holds options to purchase 200,000 shares of common stock at $3.00 per share, of which 25% vest each year in four annual installments. If the Company experiences a change of control, all of the options will automatically vest.

          The Company has also entered into an employment agreement with Allen Charkey, Executive Vice President and Chief Technology Officer. Pursuant to the agreement, Mr. Charkey receives an annual salary of $150,000. Mr. Charkey will receive continued salary and benefits for a period of one year if his employment is terminated without cause. Mr. Charkey also holds options to purchase 66,666 shares of common stock at common stock at $3.00 per share. Of these options, 49,999 are vested and the balance vest in 2001. If the Company experiences a change of control, all of the options will automatically vest.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Company's primary objectives in developing executive compensation policies are to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of the executive officers with the shareholders of the Company.

          The compensation of executive officers consists of base compensation, bonus, periodic grants of options and participation in benefit plans generally available to employees. In setting compensation, the Compensation Committee and the Chief Executive Officer strive to maintain base compensation for the Company's executive officers at levels which the Compensation Committee and the Chief Executive Officer, based on their experience, believe are competitive with the compensation of comparable executive officers in similarly situated companies while relying upon stock options and the informal bonus plan to provide significant performance incentives.

          Executive officers are eligible to participate in an informal bonus plan. Awards under the informal bonus plan are determined by the Compensation Committee. The Compensation Committee relies significantly upon the recommendation of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers. The executive officers, as well as other key employees, may receive discretionary bonuses based upon a subjective evaluation of the performance of the Company and their contributions to the Company.

          Each of the executive officers and certain key employees are eligible to receive awards under the 1998 Plan. The 1998 Plan will be used to align a portion of the officers' compensation with the shareholders' interest and the long-term success of the Company. In determining the number of options to be granted to each executive officer, the Compensation Committee reviews the recommendations provided by the Chief Executive Officer with respect to the executive officers other than the Chief Executive Officer and makes a subjective determination regarding those recommendations.

          The compensation paid by the Company to its chief executive officer for fiscal 2000 was based upon an employment agreement negotiated with Mr. Kanode. The Compensation Committee has not conducted any surveys of compensation packages of chief executive officers in comparable companies, but believes, based upon the individual experience of its members, that the compensation package for Mr. Kanode for 2000 was reasonable based upon Mr. Kanode's experience, his level of responsibility and the contributions made and expected to be made by him to the Company. See "EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT ARRANGEMENTS" for a description of Mr. Kanode's employment agreement.

Compensation Committee

William Lawson
James Gerson

PERFORMANCE GRAPH

          The following graph compares the annual change in the cumulative total shareholder return on the Company's Common Stock for the period since the Company's spin-off from FuelCell Energy, Inc. with the cumulative total return on the Russell 2000 and a peer group consisting of SIC Group Code 369 companies listed on The American Stock Exchange, Nasdaq Stock Market and New York Stock Exchange for that period.

# COMPARE CUMULATIVE TOTAL RETURN AMONG EVERCEL, INC., RUSSELL 2000 INDEX AND SIC CODE INDEX

DOLLARS
500
450
400
350
300
250
200
150
100
50
0
4/06/99
12/31/99
12/31/00
EVERCEL, INC.
SIC CODE INDEX
RUSSELL 2000 INDEX

ASSUMES $100 INVESTED ON MAY 16, 1996
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Messrs. Warren Bagatelle, James Gerson, Thomas Kempner, Jerry Leitman and William Lawson are also directors of, and have a significant investment in, FuelCell. Accordingly, these directors may be deemed to have an indirect interest in certain transactions with us because of their relationship with FuelCell.

          We entered into certain agreements with FuelCell, including a distribution agreement, a tax sharing agreement, a services agreement and the License Assistance Agreement for the purpose of defining our ongoing relationship with FuelCell and to provide certain services during the transition. The distribution agreement provides for the transfer of the business and principal assets of the battery business group to us and the assumption by us of certain liabilities and obligations relating to that business.

          The tax sharing agreement defines the rights and obligations of FuelCell and us with respect to filing of returns, payments, deficiencies and refunds of federal, state and other income, franchise or certain other taxes relating to our operations before the spin-off. The tax sharing agreement is intended to allocate the tax liability of FuelCell between FuelCell and us as if we were separate taxable companies.

          The services agreement sets forth the terms under which FuelCell provides to us certain management and administrative services, as well as the use of certain office, research and development and manufacturing and support facilities and services. We paid FuelCell $167,500 for the year ended December 31, 2000, $67,000 for the two months ended December 31, 1999 and $378,000 for the year ended October 31, 1999. We now have the ability to perform substantially all of these services.

          In February 1999, we borrowed $300,000 from FuelCell for working capital and capital expenditures. This loan was secured by all of our assets. We borrowed an additional $1.6 million from a bank, which was guaranteed by FuelCell. These loans were repaid in April 1999.

          In March 1999, Jerry D. Leitman, our Chairman, exercised options for 100,000 shares of our common stock at $3.00 per share by issuing to us a nonrecourse, non-interest-bearing note in the original principal amount of $300,000 payable in equal installments through 2001. No principal payments have yet been made on this note. If this note is not paid by August 4, 2001, Mr. Leitman's shares will be forfeited.

          In December 1999, James Gerson and John Gutfreund, each a director, and a retirement plan for Robert Kanode, our Chief Executive Officer, President and a director, bought 20,000, 2,000 and 1,200 shares of Series A preferred stock, respectively, and accompanying warrants at $25.00 per share.

          Loeb Partners Corporation, an affiliate of Thomas Kempner and Warren Bagatelle, each a director, received $174,000 as standby underwriter in connection with our 1999 rights offering.

          In December 2000, we entered into an agreement with Oxygen, S.p.A. Oxygen has agreed to promote and incorporate into its manufacturing process our rechargeable nickel-zinc batteries destined for the European market for use in light-weight electric vehicles. These batteries will be manufactured by our joint venture in the PRC. We have invested $154,000 in the equity of Oxygen and we hold 18% of its issued capital. Mr. Gerson, one of our directors, is an investor in and has been elected a director of Oxygen. In addition, Glen Bowling, our Vice President of Marketing and Sales, is a director and officer of Oxygen. Oxygen has placed an initial order with us for 3,250 rechargeable nickel-zinc batteries to be manufactured over the year 2001 by our joint venture in the PRC.

INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors has appointed KPMG LLP, certified public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2001.

          A representative of KPMG LLP will be present at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

AUDIT AND RELATED FEES

          KPMG LLP's fees for the audit of the Company's annual financial statements for the year ended December 31, 2000, and for use of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the 2000 fiscal year were $95,000.

          No fees were billed to the Company by KPMG LLP during the 2000 fiscal year for services related to the design and implementation of financial information systems.

          The Company incurred fees of $119,000 related to all other non-audit services provided by KPMG LLP during 2000. These fees relate to the services provided by KPMG for tax consulting, compliance, assistance and returns during 2000.

          The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP.

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

          Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2002 Annual Meeting of Shareholders should submit the proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC no later than February 10, 2002. A proposal by a shareholder submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Company on or before February 20, 2002 or it will be considered untimely.

ANNUAL REPORT AND FORM 10-K

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: EVERCEL, INC., 2 LEE MAC AVENUE, DANBURY, CONNECTICUT 06810 ATTN: SECRETARIES.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

By Order of the Board of Directors

Daniel J. Samela
Corporate Secretary

Danbury, CT
May 11, 2001

EVERCEL, INC.
TWO LEE MAC AVENUE
DANBURY, CT 06813

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoint(s) Robert L. Kanode and Daniel J. Samela as Proxies, and each of them, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Evercel, Inc. (the "Company") held by the undersigned of record on May 11, 2001, at the annual meeting of the shareholders of the Company to be held on June 13, 2001 and at any and all adjournments thereof, and hereby revokes all former proxies:

1.	Election of three directors.

	☐	FOR all nominees listed below (except as marked to the contrary below)
	☐	WITHHOLD AUTHORITY to vote for all nominees listed below:

James Gerson
Robert Gable
Warren Bagatelle

(Instruction: To withhold authority to vote for any individual nominee or nominees, write that nominee's name(s) in the space provided below.)

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

(sign on reverse side)

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE.

Dated , 2001

Signature

Please print name:

Signature if held jointly

Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.